                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                               FORM 8-K/A
                                  No. 1


                              CURRENT REPORT

                               ------------

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 24, 1999


                           SL GREEN REALTY CORP.
          (Exact name of Registrant as specified in its Charter)


                                 Maryland
                         (State of Incorporation)

        1-13199                                       13-3956775
(Commission File Number)                       (IRS Employer Id. Number)


              420 Lexington Avenue                       10170
               New York, New York                      (Zip Code)
     (Address of principal executive offices)


                              (212) 594-2700
             (Registrant's telephone number, including area code)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K/A No.1, dated May 24, 1999 (filed with the Securities and Exchange Commission on June 8, 1999), as set forth in the pages attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)  FINANCIAL STATEMENTS OF PROPERTY ACQUIRED AND PRO FORMA
                  FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Balance Sheet
  (Unaudited) as of March 31, 1999..................................... F-4

Pro Forma Income Statement
  (Unaudited) for the three months
  ended March 31, 1999................................................. F-5

Pro Forma Income Statement
  (Unaudited) for the year ended
  December 31, 1998.................................................... F-6

Notes to Pro Forma Financial Information............................... F-7

90 BROAD STREET

Report of Independent Auditors......................................... F-8

Statement of Revenues and Certain Expenses
  of 90 Broad Street for the period May 1, 1998
  through April 30, 1999 .............................................. F-9

Notes to Statement of Revenues and Certain
  Expenses of 90 Broad Street.......................................... F-10

286 MADISON AVENUE, 290 MADISON AVENUE AND 292 MADISON AVENUE (THE "MADISON PROPERTIES")

Report of Independent Auditors......................................... F-12

Combined Statements of Revenues and Certain
  Expenses of the Madison Properties................................... F-13

Notes to Combined Statements of Revenues and
  Common Expenses of the Madison Properties............................ F-14

      (c)  EXHIBITS

           None

                                 SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SL GREEN REALTY CORP.



                                  By: /s/ Thomas E. Wirth
                                      ------------------------------------------
                                      Thomas E. Wirth
                                      Chief Financial Officer


Date:  August 7, 1999

                             SL GREEN REALTY CORP.

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


    The unaudited pro forma consolidated balance sheet of SL Green Realty Corp. (the "Company") as of March 31, 1999 has been prepared as if the Company's acquisitions of 90 Broad Street, 286, 290 and 292 Madison Avenue had been consummated on March 31, 1999. The unaudited pro forma consolidated income statements for the year ended December 31, 1998 and the three months ended March 31, 1999 are presented as if the Company's acquisitions of 90 Broad Street, 286, 290 and 292 Madison Avenue and a 65% controlling interest in a joint venture owning 555 West 57th Street occurred at January 1, 1998 and the effect was carried forward through the year and three month period.

    On August 2, 1999, SL Green and Morgan Stanley Real Estate Fund III, LP and its affiliates ("MSREF") entered into a joint venture agreement. As part of the arrangement, SL Green has contributed the Property in exchange for a 35% interest in the joint venture. In addition, SL Green has been appointed the operating member of the joint venture and will also be the managing agent for the Property. The pro forma financial information does not reflect this subsequent transaction.

    The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of 90 Broad Street, 286, 290 and 292 Madison Avenue and a 65% controlling interest in a joint venture owning 555 West 57th Street had occurred at January 1, 1998 and period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 1998 annual report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999.

                             SL GREEN REALTY CORP.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS OF MARCH 31, 1999

                                  (UNAUDITED)

                             (DOLLARS IN THOUSANDS)

                                    SL GREEN     PURCHASE OF
                                  REALTY CORP.   THE MAY 1999    COMPANY
                                   HISTORICAL    ACQUISITIONS   PRO FORMA
                                      (A)            (B)       AS ADJUSTED
                                  ------------   ----------    -----------
ASSETS :
  Commercial real estate
    properties at cost:
  Land and land interests.......  $   128,016    $   16,900    $   144,916
  Buildings and improvements....      566,633        67,600        634,233
  Building leasehold............      107,561                      107,561
  Property under capital lease..       12,208                       12,208
                                  ------------   ----------    -----------
                                      814,418        84,500        898,918
      Less accumulated
        depreciation............      (41,911)                     (41,911)
                                  ------------   ----------    -----------
                                      772,507        84,500        857,007
  Cash and cash equivalents.....       21,411                       21,411
  Restricted cash...............       23,863                       23,863
  Receivables...................        5,847                        5,847
  Related party receivables.....          362                          362
  Deferred rents receivable, net
    of reserve for tenant credit
    loss of $3,101..............       25,940                       25,940
  Investment in and advances to
    Service Corporations........        9,249                        9,249
  Deferred costs, net...........       22,108                       22,108
  Mortgage loans receivable.....       26,401                       26,401
  Other assets..................       12,619                       12,619
                                  ------------   ----------    -----------
      Total assets..............   $  920,307    $   84,500    $ 1,004,807
                                  ------------   ----------    -----------
                                  ------------   ----------    -----------
LIABILITIES AND STOCKHOLDERS'
EQUITY:
  Mortgage notes payable........   $   94,278    $   52,700     $  146,978
  Secured bridge facilities.....       87,500        31,800        119,300
  Revolving credit facility.....      112,800                      112,800
  Accrued interest payable......        1,711                        1,711
  Capitalized lease
    obligations.................       14,808                       14,808
  Deferred land lease payable...       10,388                       10,388
  Accounts payable and accrued
    expenses....................        9,428                        9,428
  Dividend and distributions
    payable.....................       11,670                       11,670
  Security deposits.............       17,805                       17,805
                                  ------------   ----------     ----------
      Total liabilities.........      360,388        84,500        444,888
                                  ------------   ----------     ----------
  Minority interests in operating
    partnership and Commercial
    Real Estate.................       44,949                       44,949
  Preferred stock...............      110,049                      110,049

  Common stock..................          242                          242
  Additional paid-in capital....      422,128                      422,128
  Deferred compensation plan....       (8,160)                      (8,160)
  Officers' loans...............         (478)                        (478)
  Distributions in excess
   of earnings..................       (8,811)                      (8,811)
                                  ------------   ----------     ----------
      Total stockholders'
        equity..................      404,921                      404,921
                                  ------------   ----------     ----------
      Total liabilities and
        stockholders' equity....   $  920,307    $   84,500     $1,004,807
                                  ------------   ----------     ----------
                                  ------------   ----------     ----------

                             SL GREEN REALTY CORP.

                    PRO FORMA CONSOLIDATED INCOME STATEMENT

                   FOR THE THREE MONTHS ENDED MARCH 31, 1999

                                  (UNAUDITED)

                            (DOLLARS IN THOUSANDS)


                                       SL GREEN
                                      REALTY CORP.   MAY 1999         PRO
                                       HISTORICAL  ACQUISITIONS      FORMA          COMPANY PRO
                                          (A)          (B)         ADJUSTMENTS         FORMA
                                      ------------   ---------     -----------       ----------
REVENUES:
  Rental revenue.................    $  41,244       $   3,362      $      (63)(C)    $   44,543
  Escalations and reimbursement
    revenues.....................        4,932             535                             5,467
  Investment income..............          837                                               837
  Other income...................          466              61                               527
                                     ---------       ---------      -----------       ----------
      Total revenues.............       47,479           3,958             (63)           51,374
                                     ---------       ---------      -----------       ----------
  Equity in net income from
    Service Corporations.........          211                                               211
                                     ---------       ---------      -----------       ----------
EXPENSES:
  Operating expenses including
   $756 to affiliates............       12,037           1,606                            13,643
  Ground rent....................        3,207                                             3,207
  Interest.......................        5,238                           1,338 (D)         6,576
  Depreciation and amortization..        5,438                             423 (E)         5,861
  Real estate taxes..............        7,083             591                             7,674
  Marketing, general and
    administrative...............        2,645                                             2,645
                                     ---------       ---------      -----------       ----------
      Total expenses.............       35,648           2,197           1,761            39,606
                                     ---------       ---------      -----------       ----------
    Income (loss) before minority
      interest and preferred
      dividends..................       12,042           1,761          (1,824)           11,979
    Minority interests (F).......       (1,429)           (162)            168            (1,423)
                                     ---------       ---------      -----------       ----------
    Income (loss) before preferred
      stock dividends.........          10,613           1,599          (1,656)           10,556
    Preferred stock dividends
      and accretion..............       (2,399)                                           (2,399)
                                     ---------       ---------      -----------       ----------
    Income available to common
      shareholders.........          $   8,214        $  1,599       $  (1,656)        $   8,157
                                     ---------       ---------      -----------       ----------
                                     ---------       ---------      -----------       ----------
    Income per common share--basic
      and diluted (G)............    $    0.34                                         $    0.34
                                     ---------                                        ----------
                                     ---------                                        ----------

                             SL GREEN REALTY CORP.

                    PRO FORMA CONSOLIDATED INCOME STATEMENT

                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                  (UNAUDITED)

                            (DOLLARS IN THOUSANDS)

                                       SL GREEN      555 WEST
                                      REALTY CORP.     57TH         MAY 1999           PRO
                                       HISTORICAL     STREET      ACQUISITIONS        FORMA          COMPANY PRO
                                          (A)          (B)             (C)         ADJUSTMENTS          FORMA
                                      ------------   ---------    ------------     -----------       -----------
REVENUES:
  Rental revenue.................    $ 117,304       $  14,188     $  13,913        $      688(D)     $  146,093
  Escalations and reimbursement
    revenues.....................       15,923           1,954         2,290              --              20,167
  Investment income..............        3,267            --            --                --               3,267
  Other income...................          478             565           258             1,280(E)          2,581
                                     ---------       ---------     ---------        ----------        ----------
      Total revenues.............      136,972          16,707        16,461             1,968           172,108
                                     ---------       ---------     ---------        ----------        ----------
  Equity in net income from
    Service Corporations.........          387           --             --                --                 387
                                     ---------       ---------     ---------        ----------        ----------
EXPENSES:
  Operating expenses.............       36,545           6,000         6,382              --              48,927
  Ground rent....................       11,082                          --                --              11,082
  Interest.......................       13,086           3,361          --               2,477(F)         24,548
                                                                                         5,624(J)
  Depreciation and amortization..       15,404                          --               1,632(G)         18,726
                                                                                         1,690(K)
  Real estate taxes..............       21,224           2,901         2,348              --              26,473
  Loss on hedge transaction......          176                          --                --                 176
  Loss on terminated project.....        1,065                          --                --               1,065
  Marketing, general and
    administrative...............        5,760                          --                --               5,760
                                     ---------       ---------     ---------        ----------        ----------
      Total expenses.............      104,342          12,262         8,730            11,423           136,757
                                     ---------       ---------     ---------        ----------        ----------
    Income (loss) before minority
      interest, extraordinary
      item  and preferred
      dividends..................       33,017           4,445         7,731            (9,455)           35,738
    Minority interest in joint
      venture (H)................                       (1,556)         --                (271)           (1,827)
    Minority interest in
      operating partnership (L)..       (3,043)           (266)         (711)              845            (3,175)
                                     ---------       ---------     ---------        ----------        ----------
    Income (loss) before
      extraordinary item.........       29,974           2,623         7,020            (8,881)           30,736
    Preferred stock dividends
      and accretion..............       (5,970)                                                           (5,970)
                                     ---------       ---------     ---------        ----------        ----------
    Income available to common
      shareholders before
      extraordinary item.........    $  24,004        $  2,623     $   7,020        $   (8,881)       $   24,766
                                     ---------       ---------     ---------        ----------        ----------
                                     ---------       ---------     ---------        ----------        ----------
    Income per common share basic
      (I)........................    $    1.22                                                        $     1.26
                                     ---------                                                        ----------
                                     ---------                                                        ----------
    Income per common
      share - diluted (I)..........  $    1.22                                                        $     1.25
                                     ---------                                                        ----------
                                     ---------                                                        ----------

                             SL GREEN REALTY CORP

                               THREE MONTHS ENDED
                                 MARCH 31, 1999
                                  (UNAUDITED)
                            (DOLLARS IN THOUSANDS)

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET


    (A) To reflect the consolidated balance sheet of SL Green Realty Corp. as reported on form 10-Q at March 31, 1999.

    (B) To reflect the May 24, 1999 purchase price allocation for the Company's acquisition of the properties located at 90 Broad Street, 286, 290 and 292 Madison Avenue (the "May 1999 Acquisitions") as of March 31, 1999 for $84.5 million. There was no independent valuation performed on these properties. The cash portion of purchase was financed through a $52.75 million mortgage note collateralized by the May 1999 Acquisition pro with the remainder financed through the Company revolving credit facility.

               NOTES TO PRO FORMA CONSOLIDATED INCOME STATEMENT

    (A) To reflect the consolidated statement of SL Green Realty Corp. for the three months ended March 31, 1999 as reported on the Company's Quarterly Report on Form 10-Q.

    (B) To reflect the combined historical operations of the May 1999 Acquisitions for the three months ended March 31, 1999.

    (C) Rental income from the May 1999 Acquisitions adjusted to reflect straight line amounts as of January 1, 1998.

    (D) To reflect the interest expense for borrowings under the mortgage note financings secured by the May 1999 acquisition ($52.7 million at 6.43%) and borrowings under the Company's revolving credit facility ($31.8 million at 6.18%).

    (E) To reflect straightline depreciation for the May 1999 Acquisitions based on an estimated useful life of 40 years.

    (F) To reflect the minority shareholders 35% interest in the operating results of 555 West 57th Street and the minority shareholders 9.2% interest in the operating partnership.

    (G) Basic income per common share is calculated based on 24,192 weighted average common shares outstanding and diluted income per common share is calculated based on 24,236 weighted average common shares and common share equivalents outstanding.

                        YEAR ENDED DECEMBER 31, 1998

                  NOTES TO THE PRO FORMA INCOME STATEMENT

    (A) To reflect the consolidated statement of operations of SL Green Realty Corp. for the year December 31, 1998 as reported on the Company's Form 10-K for the year ended December 31, 1998.

    (B) To reflect the historical operations of 555 West 57th Street for the year ended December 31, 1998.

    (C) To reflect the combined historical operations of the May 1999 Acquisitions for the year ended December 31, 1998.

    (D) Rental income at 555 West 57th Street ($313), 90 Broad Street ($187) and The Madison Properties ($188) were adjusted to reflect straight line amounts as of January 1, 1998.

    (E) To reflect a 36 month licensing agreement signed in connection with the acquisition of 555 West 57th Street the acquisition that relates to approximately 57,000 square feet with annual rent totalling approximately $1.28 million.

    (F) To reflect the interest expense for borrowings under the Company's revolving credit facility at an assumed interest rate of 6.5% for the acquisition ($66.7 million) of 555 West 57th Street.

    (G) To reflect straightline depreciation for the property located at 555 West 57th Street based on an estimated useful life of 40 years.

    (H) To reflect the minority shareholders 35% interest in the operating results of 555 West 57th Street.

    (I) Basic income per common share is calculated based on 19,675 weighted average common shares outstanding and diluted income per common share is calculated based 19,739 weighted average common shares and common share equivalents outstanding.

    (J) Interest expense for borrowing under the mortgage note financing secured by the May 1999 Acquisitions ($52.7 million at 6.75%) and borrowings under the Company's revolving credit facility ($31.8 million at 6.5%).

    (K) To reflect straightline depreciation for the May 1999 Acquisitions based on an estimated useful life of 40 years.

    (L) Represents the minority shareholders 9.2% interest in the operating partnership.

                         Report of Independent Auditors



To the Board of Directors of
SL Green Realty Corp.

We have audited the statement of revenues and certain expenses of the property at 90 Broad Street (the "Property"), as described in Note 1, for the period May 1, 1998 through April 30, 1999. This financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the period May 1, 1998 through April 30, 1999 in conformity with generally accepted accounting principles.

New York, New York
August 3, 1999

                                 90 Broad Street
                   Statement of Revenues and Certain Expenses
                             (Dollars in thousands)
                                     Note 1



                                                                             FOR THE PERIOD
                                                                          MAY 1, 1998 THROUGH
                                                                             APRIL 30, 1999
                                                                          ----------------------

Revenues
     Rental revenue                                                                $5,722
     Escalations and reimbursement revenue                                            715
     Other income                                                                     224
                                                                                   ------

Total revenues                                                                      6,661
                                                                                   ------

Certain Expenses
     Property taxes                                                                   675
     Utilities                                                                        891
     Cleaning and service contracts                                                   798
     Payroll and expenses                                                             458
     Management fees                                                                  187
     Repairs and maintenance                                                          253
     Professional fees                                                                  6
     Insurance                                                                         65
     Other operating expenses                                                          89
                                                                                   ------
Total certain expenses                                                              3,422
                                                                                   ------

Revenues in excess of certain expenses                                             $3,239
                                                                                   ------
                                                                                   ------


SEE ACCOMPANYING NOTES.

                                 90 Broad Street
               Notes to Statement of Revenues and Certain Expenses
                             (Dollars in thousands)
                                 April 30, 1999


1. BASIS OF PRESENTATION

Presented herein is the statement of revenues and certain expenses related to the operations of the property, located at 90 Broad Street, in the borough of Manhattan in New York City, (the "Property").

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement exclude certain expenses that may not be comparable to those expected to be incurred by SL Green Operating Partnership LP ("SL Green") in the proposed future operations of the Property. Items excluded consist of interest, amortization and depreciation.

On August 2, 1999, SL Green and Morgan Stanley Real Estate Fund III, LP and its affiliates ("MSREF") entered into a joint venture agreement. As part of the arrangement, SL Green has contributed the Property in exchange for a 35% interest in the joint venture. In addition, SL Green has been appointed the operating member of the joint venture and will also be the managing agent for the Property.

2. USE OF ESTIMATES

The preparation of financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. REVENUE RECOGNITION

The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $656 for the period May 1, 1998 through April 30, 1999.

4. CONCENTRATION OF REVENUE

Approximately 22% of the Property's revenue for the period May 1, 1998 through April 30, 1999 was derived from MTB Banking Corporation.

                                 90 Broad Street
         Notes to Statement of Revenues and Certain Expenses (continued)
                             (Dollars in thousands)
                                 April 30, 1999


5. RELATED PARTY TRANSACTIONS

The Property paid Tower Realty Operating Partnership (the seller and then 99% owner of 90 Broad Street) management fees at 3% of gross billings and leasing commissions of approximately $187 and $9, respectively, for the period ended May 1, 1998 through April 30, 1999.

The Property paid Tower Equities Management, Inc. (the seller and then 95% owned affiliate of Tower Realty Operating Partnership) janitorial services of approximately $367, for the period ended May 1, 1998 through April 30, 1999.

6. LEASE AGREEMENTS

The Property is being leased to tenants under operating leases with term expiration dates ranging from 1999 to 2010. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of April 30, 1999 (exclusive of renewal option periods) are as follows:

                           1999                                $5,698
                           2000                                 5,664
                           2001                                 5,192
                           2002                                 4,914
                           2003                                 4,180
                           Thereafter                          10,345
                                                              -------
                                                              $35,993
                                                              -------
                                                              -------

                        Report of Independent Auditors



To the Board of Directors of
SL Green Realty Corp.

We have audited the combined statement of revenues and certain expenses of the properties at 286 Madison Avenue, 290 Madison Avenue and 292 Madison Avenue (the "Madison Properties" or "Properties") as described in Note 1, for the year ended December 31, 1998. This combined financial statement is the responsibility of management of the Properties. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp., and is not intended to be a complete presentation of the Properties' revenues and certain expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties, as described in Note 1 for the year ended December 31, 1998 in conformity with generally accepted accounting principles.

New York, New York
August 3, 1999

                               Madison Properties
               Combined Statements of Revenues and Certain Expenses
                             (Dollars in thousands)
                                     Note 1



                                                                               YEAR ENDED                 THREE MONTHS ENDED
                                                                           DECEMBER 31, 1998                MARCH 31, 1999
                                                                           -------------------            ------------------
                                                                                                              (Unaudited)

Revenues
     Rental revenue                                                               $8,191                         $1,931
     Escalations and reimbursement revenue                                         1,575                            356
     Other income                                                                     34                              5
                                                                          -------------------             ------------------

Total revenues                                                                     9,800                          2,292
                                                                          -------------------             ------------------

Certain Expenses
     Property taxes                                                                1,673                            422
     Utilities                                                                       846                            215
     Cleaning and service contracts                                                1,461                            377
     Payroll and expenses                                                            228                             49
     Management fees                                                                 290                             70
     Repairs and maintenance                                                         616                            181
     Professional fees                                                                79                              4
     Insurance                                                                        35                              8
     Other operating expenses                                                         80                             15
                                                                          -------------------             ------------------
Total certain expenses                                                             5,308                          1,341
                                                                          -------------------             ------------------
Revenues in excess of certain expenses                                            $4,492                         $  951
                                                                          -------------------             ------------------
                                                                          -------------------             ------------------



SEE ACCOMPANYING NOTES.

                               Madison Properties
          Notes to Combined Statements of Revenues and Certain Expenses
                             (Dollars in thousands)
                                December 31, 1998


1. BASIS OF PRESENTATION

Presented herein is the combined statement of revenues and certain expenses related to the operations of the properties, located at 286 Madison Avenue, 290 Madison Avenue and 292 Madison Avenue, in the borough of Manhattan in New York City, (the "Properties").

The accompanying combined financial statement have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined financial statement exclude certain expenses that may not be comparable to those expected to be incurred by SL Green Operating Partnership LP ("SL Green"), in the proposed future operations of the Properties. Items excluded consist of interest, amortization and depreciation.

The Madison Properties is not a legal entity but rather a combination of real estate properties under common ownership and controlled by Tower Realty Operating Partnership. The Madison Properties are organized as limited partnerships and all significant intercompany transactions and balances have been eliminated in combination.

2. USE OF ESTIMATES

The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. REVENUE RECOGNITION

The Properties are leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $134 for the year ended December 31, 1998. For the three months ended March 31, 1999, amounts due pursuant to the underlying leases exceeded amounts so recognized by $29 (unaudited).

4. CONCENTRATION OF REVENUE

Approximately 20% and 24% of the Properties' revenue for the year ended December 31, 1998 and March 31, 1999, respectively, was derived from TBWA/Chiat Day, Inc.

                               Madison Properties
    Notes to Combined Statements of Revenues and Certain Expenses (continued)
                             (Dollars in thousands)
                                December 31, 1998


5. RELATED PARTY TRANSACTIONS

The Properties paid Tower Realty Operating Partnership, (the seller and then 99% owner of the Properties' management fees at 3% of gross billings and leasing commissions of approximately $290 and $22, respectively, for the year ended December 31, 1998.

The Properties paid Tower Equities Management, Inc. (the seller and then 95% owned affiliate of Tower Realty Operating Partnership) janitorial services of approximately $194, for the year ended December 31, 1998.

6. LEASE AGREEMENTS

The Properties are being leased to tenants under operating leases with term expiration dates ranging from 1999 to 2012. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Properties for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1998 (exclusive of renewal option periods) are as follows:

                           1999                              $ 8,167
                           2000                                7,850
                           2001                                7,189
                           2002                                6,296
                           2003                                5,224
                           Thereafter                         11,418
                                                             -------
                                                             $46,144
                                                             -------
                                                             -------

                               Madison Properties
    Notes to Combined Statements of Revenues and Certain Expenses (continued)
                             (Dollars in thousands)
                                December 31, 1998


7. INTERIM UNAUDITED FINANCIAL INFORMATION

The financial statement for the three months ended March 31, 1999 is unaudited, however, in the opinion of management all adjustments, (consisting solely of normal recurring adjustments), necessary for a fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.